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                                                                    EXHIBIT 10.2

                              AMENDMENT NUMBER 1 TO
                              EMPLOYMENT AGREEMENT

         THIS AMENDMENT NUMBER 1 TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of the 4th day of November 1998, by and between MEDIRISK, INC., a Delaware corporation (the "Company") and MARK A. KAISER ("Employee").


                              W I T N E S S E T H:

         WHEREAS, the Company and Employee are parties to an Employment Agreement dated as of 18 August 1998 (the "Agreement") pursuant to which the Company employs Employee; and

         WHEREAS, the Company and Employee desire to amend the Agreement in light of organizational changes made at the Company;

         NOW, THEREFORE, in consideration of the compensation payable to Employee by the Company pursuant to the Agreement, and the mutual promises, covenants, representations and warranties contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree as follows:

         1. DUTIES, EXTENT OF SERVICES. Section 4 of the Agreement is amended by deleting the first sentence of such Section 4 and inserting in lieu thereof the following:

                  Employee is engaged as Chairman of the Board and Chief Executive Officer of the Company and shall perform such duties and responsibilities as are typically incident to such positions, and shall perform in a faithful and competent manner such additional duties as may be reasonably assigned from time to time by the Company.

         2. TERMINATION. Section 5(c) of the Agreement is amended by deleting clause (i) therefrom and inserting in lieu thereof the following:

                  (i) without the express written consent of Employee, a material diminution of his position, duties, responsibilities and status with the Company as in effect as of the date of Amendment Number 1 to this Agreement, a material reduction of Employee's reporting responsibilities, titles or offices as in effect as of the date of Amendment Number 1 to this Agreement, or the removal of Employee from, or failure to re-elect Employee to, any position referred to in Section 4 of this Agreement, except in connection with promotions to higher officer or except in connection with the termination of his employment for Cause;


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         3.       EFFECT. Except as specifically modified and amended by this
Amendment, the parties ratify and affirm all of the covenants and agreements set forth in the Agreement, which shall continue in full force and effect as modified hereby.

         IN WITNESS WHEREOF, the Company and Employee have executed this Agreement on the day and year first above written.

                                    COMPANY:

                                    MEDIRISK, INC.



                                    By:    /s/ Kenneth M. Goins, Jr.
                                       -----------------------------------------
                                           KENNETH M. GOINS, JR.
                                           President & Chief Operating Officer

                                    EMPLOYEE:



                                    /s/ Mark A. Kaiser
                                    --------------------------------------------
                                    MARK A. KAISER


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